EXHIBIT 99.1 – Press release

Peoples Educational Holdings, Inc.
299 Market Street
Saddle Brook, NJ 07663

For Immediate Release

Peoples Educational Holdings, Inc. to Report Second Quarter Fiscal 2012 Results
on January 12, 2012

Saddle Brook, New Jersey, December 14, 2011- Peoples Educational Holdings, Inc. (NASDAQ: PEDH) will announce its financial results for the second quarter ended November 30, 2011 on Thursday, January 12, 2012 before the market opens.  The Company will hold a conference call the same day at 11:00am Eastern Time to discuss its results.  Participating in the call will be Brian Beckwith, President and Chief Executive Officer, and Michael DeMarco, Executive Vice President and Chief Financial Officer.

Conference Call and Webcast Details:

Live Conference Call

Thursday, January 12, 2012 at 11:00am Eastern Time

US:	800-638-4930
International:	+1-617-614-3944
Participant Passcode:	20201527

Live Audio Webcast:  http://www.media-server.com/m/p/qyrei2du

Webcast Replay (available approximately two hours after conference call ends through
January 12, 2013)   http://www.media-server.com/m/p/qyrei2du

Dial-in Audio Replay (available approximately two hours after conference call ends through
January 19, 2012)

Dial In:	888-286-8010
International:	+1-617-801-6888
Passcode:	37194682

About Peoples Educational Holdings, Inc.

Peoples Educational Holdings, Inc. is a publisher and marketer of print and digital educational materials for the K-12 school market. The Company focuses its efforts in three market areas:

Test Preparation, Assessment, and Instruction
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Test Preparation and Assessment: We create and sell state-customized, print and digital, test preparation and assessment materials that help teachers prepare students for success in school and for required state proficiency tests for grades 1-12.

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Instruction: We produce and sell proprietary state-customized print worktexts and print and web-based delivered assessments for grades 1-8. These products provide students with in-depth instruction and practice in reading, language arts, and mathematics.

Literacy
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We distribute supplemental literacy materials for grades K-8. These materials include an extensive selection of leveled reading materials, high interest engaging resources for striving readers, series that integrate reading, science and social studies, and selections and strategies for students who are in the process of learning English.

College Preparation
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We distribute and publish instructional materials that meet the required academic standards for high school honors, college preparation, and Advanced Placement courses. We are the exclusive high school distributor for two major college publishers. We also publish our own proprietary college preparation supplements and ancillary materials.

Forward-Looking Statements

This press release contains forward-looking statements (as defined in section 21E of the Securities Exchange Act of 1934) regarding the Company and its markets. These forward-looking statements involve a number of risks and uncertainties, including (1) changes in demand from customers, (2) changes in product or customer mix or revenues and in the level of operating expenses, (3) rapidly changing technologies and the Company's ability to respond thereto, (4) the impact of competitive products and pricing, (5) federal, state and local levels of educational spending, (6) the Company’s ability to retain qualified personnel, (7) the Company’s ability to retain its distribution agreements in the College Preparation and Literacy markets, (8) the sufficiency of the Company’s copyright protection, and (9) the Company’s ability to continue to rely on the services of a third-party warehouse, and other factors as discussed in the Company’s filings with the SEC. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release. Readers are urged to carefully review and consider the various disclosures made by the Company in this press release and the reports the Company files with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business and results of operations.

Contact:

Peoples Education, Inc., Saddle Brook, NJ 07663
Press Contact: Victoria Kiely
Phone: 201-712-0090 ext. 215
investorrelations@peoplesed.com